UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of the Hyatt Centric Arlington

On December 13, 2017, Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership”) and a subsidiary of Sotherly Hotels Inc., which is the sole general partner of the Operating Partnership (“Sotherly” or the “Company” and together with the Operating Partnership, “we”, “us” and “our”), entered into a hotel purchase and sale agreement (the “Agreement”) to purchase the 318-room Hyatt Centric Arlington hotel located in Arlington, Virginia (the “Hotel”) from a third party seller, RP/HH Rosslyn Hotel Owner, LP (the “Seller”), for an aggregate purchase price of $81.0 million (the “Arlington Acquisition”).  On January 11, 2018, we entered into an amendment (the “Amendment”) to the hotel purchase and sale agreement to provide an additional credit at closing in the amount of $1.3 million, following which the aggregate purchase price was $79.7 million.  Pursuant to the Agreement, as amended, we agreed to purchase the Seller’s right, title, and interest in: (i) the Hotel; (ii) a ground lease for the real property associated with the Hotel; and (iii) certain other tangible and intangible property relating to the Hotel.

On March 1, 2018, the Arlington Acquisition closed.  Concurrently with the closing, we entered into a franchise agreement with an affiliate of Hyatt Hotels Corporation for the Hotel to continue operating as the Hyatt Centric Arlington, and a management agreement with Highgate Hotels, L.P. for the management of the Hotel.  The management agreement: (i) has an initial term of three years commencing March 1, 2018; (ii) provides for a base management fee equal to 2.50% of gross revenues; and (iii) provides for an incentive management fee equal to 10% of the amount by which gross operating profit, as defined in the management agreement, for a given year exceeds the budgeted gross operating profit for such year; provided, however, that the incentive management fee payable in respect of any year shall not exceed 0.5% of the gross revenues of the Hotel.

Copies of each of the Agreement and Amendment are attached to this current report on Form 8-K as Exhibit 10.31 and Exhibit 10.32, respectively, and are incorporated by reference as though they were fully set forth herein.  The foregoing summary description of the Agreement and Amendment, and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement and Amendment.

Entry into Mortgage Loan Agreement

On March 1, 2018, we entered into a loan agreement, a first and second promissory note (“Note A” and “Note B”, respectively), and other loan documents, including a guarantee by the Operating Partnership, to secure an aggregate $57.0 million mortgage (the “Mortgage Loan”) on the Hotel with Fifth Third Bank.

Pursuant to the Mortgage Loan documents, Note A:

•	is in the amount of $50.0 million;
•	has a term of 3 years, with two 1-year extension options, each of which is subject to certain criteria;
•	bears a floating interest rate of one-month LIBOR plus 3.00%; and
•	amortizes on a 25-year schedule.

Pursuant to the Mortgage Loan documents, Note B:

•	is in the amount of $7.0 million;
•	has a term of 1 year, with two 1-year extension options, each of which is subject to certain criteria;
•	bears a floating interest rate of three-month LIBOR plus 5.00%; and
•

requires monthly principal payments of $100,000 during the initial 1 year term, $150,000 during the first 1 year extended term, and $250,000 during the second 1 year extended term, with interest payments due monthly on the outstanding principal amount during all three terms.

The full amount of the loan proceeds were used to partially finance the Arlington Acquisition.

Item 2.01Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On March 5, 2018, the Company issued a press release announcing the acquisition of the Hyatt Centric Arlington, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As of the date of filing of this current report on Form 8-K, it is impracticable for us to provide the financial statements required by this Item 9.01(a). In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 days after this initial report was required to be filed.

(b)	Pro Forma Financial Information

As of the date of filing of this current report on Form 8-K, it is impracticable for us to provide the financial information required by this Item 9.01(b). In accordance with Item 9.01(b)(2) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 71 days after this initial report was required to be filed.

(d)	Exhibits.

Exhibit Number	Description
10.31	Hotel Purchase and Sale Agreement by and between RP/HH Rosslyn Hotel Owner, LP and Sotherly Hotels LP, dated as of December 13, 2017.
10.32	First Amendment to Hotel Purchase and Sale Agreement by and between RP/HH Rosslyn Hotel Owner, LP and Sotherly Hotels LP, dated as of January 11, 2018.
99.1	Press Release dated March 5, 2018 announcing the acquisition of the Hyatt Centric Arlington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 5, 2018	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer